Exhibit 99.4

If you would like to reduce the costs incurred by our company in mailing proxy materials, VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1To adopt and approve the Agreement and Plan of Merger, dated August 25, 2019 by and among PDC Energy, Inc. ("PDC") and SRC Energy Inc. ("SRC") (the "merger agreement") and the merger of PDC and SRC pursuant to the merger agreement (the "merger"). For 0 Against 0 Abstain 0 0 0 0 2To adopt and approve the issuance of shares of PDC common stock in connection with the merger. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000431930_1 R1.0.1.18 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET onfor shares held directly and by 11:59 P.M. ET onfor shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on for shares held directly and by 11:59 P.M. ET on for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. John Sample 234567 1234567 1234567provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 PDC ENERGY, INC. 1775 Sherman Street, Suite 3000 Denver, Colorado 80203 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com PDC ENERGY, INC. Special Meeting of Stockholders at 8:00 A.M. This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) R. Scott Meyers and Nicole L. Martinet, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) either of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PDC ENERGY, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 A.M. MDT on , at the Denver Financial Center at 1775 Sherman Street, Denver, Colorado 80203, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations with respect to proposals 1 and 2 and in the discretion of the proxy holders with respect to any other matters properly brought the before the meeting. Continued and to be signed on reverse side 0000431930_2 R1.0.1.18